EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Periodic Report of Kips Bay Medical, Inc. (the “Company”) on Form 10-Q for the period ended July 2, 2011, as filed with the Securities and Exchange Commission (the “Report”), I, Scott Kellen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 10, 2011

/s/ Scott Kellen
Scott Kellen
Chief Financial Officer
(Principal Financial Officer)